                               RELEASE OF GUARANTY


     WHEREAS, the undersigned Mark Murphy, also known as Mark M. Murphy, (herein, the "Guarantor"), is the guarantor under that certain Guaranty dated July 2, 1991 (the "Guaranty") guarantying certain obligations of Goldmark, Inc., as lessee, (the "Lessee") arising under that certain Building Lease dated July 2, 1991, amended pursuant to First Amendment of Lease dated June 25, 1992, said Building Lease as amended being hereinafter referred to as the "Lease" between Lessee and SuperValu Stores, Inc., a Delaware corporation, now known as SuperValu Inc., ("SuperValu") whereby SuperValu leased to Lessee certain premises located at 5835 West 10th Street, Marion County, Indianapolis, Indiana, (the "Premises"), and

     WHEREAS, SuperValu has sold and conveyed the Premises to Royale Investments, Inc., a Minnesota corporation, (hereinafter referred to as "Royale"), and assigned all of its right, title and interest in and to the Lease and Guaranty to Royale, and

     WHEREAS, American United Life Insurance Company ("AUL") made a loan to Royale as evidenced by a Promissory Note from Royale to AUL which note is secured by a mortgage on the Premises described in the Lease, and

     WHEREAS, Royale, Guarantor, and Lessee have agreed that Guarantor shall be released from the Guaranty.

     NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do agree that the Guaranty is hereby terminated from and after the date hereof and the Guarantor is released from any and all liabilities or obligations contained in said Guaranty from and after the date hereof and the Guaranty shall be deemed null and void and of no further force or effect from and after the date hereof.

                                   GUARANTOR:


                                   ------------------------------
                                   Mark M. Murphy aka Mark Murphy



STATE OF MINNESOTA            )
                              )ss.
COUNTY OF HENNEPIN            )

     The foregoing instrument was acknowledged before me this ___ day of ___________, 1996 by Mark M. Murphy a/k/a Mark Murphy.


                                   ------------------------------
                                   Notary Public

                                   ROYALE INVESTMENTS, INC.,
                                   a Minnesota corporation


                                   By:
                                      ---------------------------

                                   Its:
                                       -------------------------



STATE OF MINNESOTA            )
                              )ss.
COUNTY OF HENNEPIN            )

     The foregoing instrument was acknowledged before me this ___ day of _____________, 1996 by _________________________ the ______________________ of
Royale Investments, Inc., a Minnesota corporation, on behalf of the corporation.


                                   ------------------------------
                                   Notary Public

                                   GOLDMARK, INC.,
                                   an Indiana corporation


                                   By:
                                      --------------------------------
                                   Its:
                                       ------------------------------




STATE OF INDIANA              )
                              )ss.
COUNTY OF MARION              )

     The foregoing instrument was acknowledged before me this ___ day of ____________, 1996 by _______________________ the _______________________ of
Goldmark, Inc., an Indiana corporation, on behalf of the corporation.


                                   ------------------------------
                                   Notary Public

                                                                         Release
                CONSENT OF AMERICAN UNITED LIFE INSURANCE COMPANY

     WHEREAS, American United Life Insurance Company ("AUL") is the mortgagee of record with respect to an Indenture of Mortgage and Security Agreement with Assignment of Rents dated June 1, 1992, and recorded June 26, 1992, as Instrument No. 92-83880 in the office of the Marion County Recorder, Indiana, (the "Mortgage"), which mortgage was executed by Royale Investments, Inc., a Minnesota corporation, as mortgagor; and

     WHEREAS, AUL has further entered into a Subordination, Non-Disturbance and Attornment Agreement dated June 25, 1992, (the "Subordination Agreement"), recorded June 26, 1992, as Instrument No. 92-83882, with Goldmark, Inc., as the tenant, of the property which is the subject of the Mortgage and Subordination Agreement; and

     WHEREAS, AUL is also the assignee pursuant to an Assignment of Rents, Leases and Agreements dated June 1, 1992, and recorded June 26, 1992, as Instrument No. 92-83881 in the office of the Marion County Recorder, wherein Royale Investments, Inc., was the assignor, (hereinafter referred to as the "Assignment").

     NOW, THEREFORE, for $10.00 and other good and valuable consideration, receipt of which is hereby acknowledged, AUL does hereby consent to and approve the release of Mark M. Murphy from the terms and conditions of the guaranty pursuant to the attached Release of Guaranty provided further that Wigest Corporation's interest shall be and remains subject to the terms and conditions of the Mortgage, the Subordination Agreement, and the Assignment of Rents and other related collateral mortgage documents.

     IN WITNESS WHEREOF this consent has been executed this ___ of ____________, 1996.

                                   AMERICAN UNITED LIFE INSURANCE
                                   COMPANY, an Indiana corporation

                                   By:
                                      --------------------------------
                                   Its:
                                       ------------------------------

STATE OF INDIANA              )
                              )ss.
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this ___ day of ____________, 1996, by _______________________ the ______________________ of
American United Life Insurance Company, an Indiana corporation, on behalf of the corporation.


                                   ------------------------------
                                   Notary Public

                                                                         Release
                            CONSENT OF SUPERVALU INC.

     WHEREAS, SUPERVALU INC., a Delaware corporation, ("SUPERVALU") was formerly known as Super Valu Stores, Inc.; and

     WHEREAS, SUPERVALU entered into a certain Companion Lease with Royale Investments, Inc. as lessor and SUPERVALU as lessee, a Memorandum of said Lease being dated June 25, 1992 was recorded June 26, 1992, as Instrument No. 92-83879 in the office of the Marion County Recorder, Indiana, the leased premises referred to in said SUPERVALU lease being the same premises which are the subject of the Lease described in the attached Release of Guaranty and the Indenture of Mortgage and Security Agreement with Assignment of Rents recorded as Instrument No. 92-83880 in favor of American United Life Insurance Company, as mortgagee, recorded in the office of the Marion County Recorder; and

     WHEREAS, SUPERVALU entered into a certain Guaranty Agreement dated June 25, 1992, by and between SUPERVALU and Royale Investments, Inc., wherein SUPERVALU guaranteed certain terms and conditions of the Lease identified in the attached Release of Guaranty.

     NOW, THEREFORE, for $10.00 and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned SUPERVALU does hereby consent to and approve the release of Mark M. Murphy from the terms and conditions of the guaranty pursuant to the attached Release of Guaranty. All terms and conditions of the SUPERVALU Guaranty dated June 25, 1992, remain in full force and effect undisturbed by said Release of Guaranty releasing Mark M. Murphy, including the June 25, 2002, expiration date of said SUPERVALU Guaranty.

     IN WITNESS WHEREOF this consent has been executed this ___ of ____________, 1996.

                                   SUPERVALU INC., a Delaware corporation

                                   By:
                                      -------------------------------
                                   Its:
                                       ------------------------------

STATE OF MINNESOTA            )
                              )ss.
COUNTY OF HENNEPIN            )

     The foregoing instrument was acknowledged before me this ___ day of ____________, 1996 by ________________________ the ________________________ of
SUPERVALU INC., a Delaware corporation, on behalf of the corporation.


                                   ------------------------------
                                   Notary Public